                                   EXHIBIT 10

                              EMPLOYMENT AGREEMENT
                                MICHAEL C. MAYER
                                   ---O0O---

        This Employment Agreement (the "Agreement") is made and entered into by and between REDDING BANCORP, a California corporation, and REDDING BANK OF COMMERCE, a California corporation, a wholly owned subsidiary of REDDING BANCORP (collectively the "Bank"), and MICHAEL C. MAYER (the "Executive"). This Agreement is effective with respect to Executive's employment with Redding Bank of Commerce as of January 1, 2001, and with respect to Executive's employment with Redding Bancorp as of May 1, 2001.

        1. EMPLOYMENT, TERM AND DUTIES:

                (a) EMPLOYMENT: The Bank hereby employs Executive as the President and Chief Executive Officer of Redding Bancorp and Redding Bank of Commerce, and Executive accepts such employment.

                (b) DUTIES: Executive shall be the President and Chief Executive Officer of the Bank, and in that capacity shall perform the duties customarily performed in such offices and agrees to discharge the same faithfully and to the best of his ability and in keeping with the highest and best standards of the banking industry, subject to the policies and procedures of the Bank and to the authority of the Board of Directors of the Bank. Executive shall hold and perform all the responsibilities and duties prescribed by the Board and by the Bylaws of the Bank. Executive shall devote his full business time and attention to the business and affairs of the Bank and shall not, during the term of this Agreement, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, major stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Bank.

                        Executive shall have such responsibility and duties and such authority to transact business on behalf of the Bank, as are customarily incident to the office of President and Chief Executive Officer of a financial services holding company and a state chartered banking institution.

        2. TERM: The term of this Agreement shall commence as provided hereinabove and terminate at midnight, December 31, 2005, subject only to earlier termination as hereinafter provided in Section 4, and further subject to extension by mutual agreement in writing between Bank and Executive.

        3. COMPENSATION AND FRINGE BENEFITS:

                (a) SALARY: The Bank agrees to pay to Executive an annual base salary of Ninety-Three Thousand Dollars ($93,000.00) for the period beginning January 1, 2001, through April 30, 2001, and the sum of One Hundred Fifteen Thousand Dollars ($115,000.00) for the period beginning May 1, 2001, through the remainder of the Term of this Agreement. Executive's salary shall be paid semi-monthly in accordance with the policy of the Bank with respect to payment of all employees. The Bank shall deduct


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

from Executive's salary all taxes which may be required to be deducted or withheld under any provision of law now in effect or which may become effective at any time during the Term of this Agreement.

                        Nothing herein shall preclude the Board of Directors of Bank in its discretion from authorizing an increase in base compensation in excess of the amount set forth hereinabove.

                (b) PROFIT SHARING: Executive shall be eligible to participate in the Bank's Profit Sharing Plan as now or in the future adopted by Bank. Profit sharing as currently defined by the Bank's Profit Sharing Plan will be based on pretax earnings that exceed a twenty percent (20%) return on Bank's beginning shareholder equity. Profit sharing for Executive for the calendar year 2001 will be calculated at a rate of one and eighty-three hundredths percent (1.83%) from January 1, 2001, until May 1, 2001, and two and fifteen hundredths percent (2.15%) from and after May 1, 2001, of pretax earnings after a return to shareholders of twenty percent (20%) before any investments, security gains or losses.

                        For years subsequent to 2001, the percentages for calculating profit sharing for Executive shall be established on an annual basis by the Executive Compensation Committee of the Bank, subject to Board of Director approval.

                (c) DISCRETIONARY BONUS: In the sole and absolute discretion of the Board of Directors of Bank, a discretionary annual bonus for the calendar year 2001 of not to exceed Twenty-Five Thousand Dollars ($25,000.00) may be paid to Executive based upon Executive's meeting or exceeding financial performance results established by and in the sole discretion of the Bank's Board of Directors.

                        For years subsequent to 2001, the amount of the discretionary bonus shall be established on an annual basis by the Executive Compensation Committee of the Bank, subject to Board of Director approval.

                (d) FRINGE BENEFITS: The Bank agrees to provide Executive with the following benefits for so long as Executive is employed under this
Agreement:

                        (i) An automobile suitable to Executive's position with the Bank, such automobile having a predetermined value as may, from time to time, be established by the Executive Compensation Committee of the Bank. The Bank shall pay or reimburse Executive for all necessary and customary expenses for such automobile, incurred by Executive in the conduct of the business of the Bank, including maintenance, insurance and expenses of operation. The automobile provided to Executive shall be replaced every three (3) years. Upon termination of this Agreement for any reason, Executive shall be entitled to purchase the automobile which Executive is then using at the Kelley Blue Book wholesale ("Trade In") value of that automobile.

                        (ii) The Bank will sponsor and pay for a proprietary membership and monthly dues in the Riverview Country Club for the use by Executive for business development.


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                        (iii)   Health and life insurance benefits that are now
                                or may hereafter be provided for all full-time employees of Bank. Executive shall also be entitled to a "key man" life and disability insurance policy with salary continuation benefits for Executive as such policy and benefits are set forth in the Salary Continuation Agreement between Bank and Executive, dated April 17, 2001.

                        (iv) An annual paid vacation of four (4) weeks, with at least two (2) weeks of such vacation to be taken consecutively. Executive's vacation benefit shall not, without prior written consent of the Bank's Board of Directors, accrue to an amount in excess of six (6) weeks at any time.

                        (v) Executive is authorized to incur necessary and customary expenses in connection with the business of the Bank, including expenses for entertainment, travel, meals, cellular phone, promotional and similar matters. The Bank will pay or reimburse Executive for these expenses upon presentation of appropriate records which verify such expenses.

                        (vi) Executive is authorized to incur necessary and customary expenses which will be reimbursed by the Bank for professional education, publications, seminars, meetings, all as provided for and in accordance with the existing policies of the Bank.

                        (vii) The Bank hereby agrees to and shall, to the maximum extent permitted by law and its By-Laws, indemnify and hold Executive harmless for any acts or decisions made by Executive in good faith while performing services for Bank. To the same extent, Bank will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney's fees and costs, and will pay all court approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding, and in connection with any appeal which has been brought against Executive by reason of his service as an officer or employee of the Bank.

                                The Bank shall further use its best efforts to obtain coverage for Executive (provided that such coverage may be obtained at a reasonable cost) under any liability insurance policy or policies now in force or hereafter obtained during the term of this Agreement that provides coverage for officers, directors or employees of Bank having comparable or lesser status and responsibility.

                        (viii) Other benefits as the Board of Directors approves from time to time.


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        4. TERMINATION:

                (a) This agreement shall terminate upon the first to occur of the following events:

                        (i)     The expiration of the term provided for in
                                Section 1; or

                        (ii)    The death of Executive; or

                        (iii) The permanent disability of Executive, as defined in Section 4(b) hereof; or

                        (iv) Termination by the Bank "for cause", as defined in Section 4(c), hereof.

                        (v) Determination by the Bank's Board of Directors that the continued employment of Executive is detrimental to the best interests of the Bank; or for any other reason whatsoever as determined by the Bank's Board of Directors in their sole and absolute discretion.

                (b) DISABILITY: As used in this Employment Agreement, "Permanent Disability" shall mean six (6) months of substantially continuous disability. Disability shall be deemed "substantially continuous" if, as a practical matter, Executive by reason of his mental or physical health, is unable to sustain reasonably long periods of substantial performance of his duties. Frequent long illnesses, though different from the preceding illness and though separated by relatively short periods of performance, shall be deemed to be "substantially continuous". The determination of Executive's disability shall be made by the Bank in good faith after appropriate consultation with physicians who are familiar with Executive's health. In this regard, Executive hereby consents to medical examinations by such physicians and medical consultants as the Bank shall from time to time require.

                (c) CAUSE: As used in this Agreement, "Termination for Cause" shall include, but shall not be limited to, termination due to Executive's: habitual intemperance, drug addiction or abuse; acts involving moral turpitude, conviction of a felony; acts which cause detrimental publicity for the Bank; habitual neglect of duty; willful or gross negligence in carrying out the activities for which employed, including negligence or neglect in carrying out the directions of the Board of Directors, or willful breach of the obligations of Executive to the Bank under this Agreement, or persistent malfeasance, misfeasance or nonfeasance in connection with the performance of Executive's duties.

        5. CONTINUATION OF BENEFITS FOLLOWING TERMINATION: In the event of the termination of this Agreement prior to the end of the Term, Executive shall be entitled to the continuation of certain benefits as follows:

                (a) TERMINATION FOR CAUSE OR AT ELECTION OF EXECUTIVE: In the event of the termination of this Agreement for cause, pursuant to Section 4(a)(iv) of this Agreement, or in the event Executive voluntarily resigns or terminates his employment, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;


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                        (iii)   The continuation of any rights accrued under any
                                stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date.

                (b) TERMINATION DUE TO DEATH OR PERMANENT DISABILITY: In the event of the termination of this Agreement due to the death of Executive or permanent disability of Executive, as defined in this Agreement, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment to Executive or, in the event of Executive's death, to Executive's spouse or Beneficiary, those benefits provided pursuant to the Salary Continuation Agreement.

                (c) TERMINATION UPON CHANGE OF CONTROL: In the event of the termination of Executive's employment within twenty-four (24) months of the consummation of a Change of Control of Bank as described in Section 6 of this Agreement, or if, pursuant to an event described in Section 6, Executive's responsibilities and duties are substantially diminished, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment of an amount equal to eighteen (18) months' base salary, together with payment of an amount equal to eighteen (18) months' profit sharing, with the amount of such profit sharing payment to be computed based upon the average profit sharing received by Executive for the three (3) prior calendar years.


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                        (vi)    Continuation, at the Bank's sole cost and
                                expense, of health insurance benefits then being provided to Executive for the maximum period allowed under the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"), but not to exceed eighteen (18) months.

                        (vii) Payment to Executive or, in the event of Executive's death, to Executive's spouse or beneficiary, of those benefits provided pursuant to the Salary Continuation Agreement.

                (d) TERMINATION ON DISCHARGE: In the event of the termination of the Executive's employment pursuant to Section 4(a)(v) of this Agreement, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under the Profit Sharing Plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment to Executive at the time of termination of twelve (12) months' base salary and continuation, at Bank's sole cost and expense, of health insurance benefits then being provided to Executive for a twelve (12) month period following termination.

                        (vi) Payment to Executive or, in the event of Executive's death, to Executive's spouse or beneficiary, of those benefits provided for Early Termination pursuant to the Salary Continuation Agreement.

        6. CHANGE OF CONTROL: In the event of a merger or a consolidation where Bank is not the surviving entity, or in the event of a transfer of all or substantially all of the assets of Bank, or in the event of a change in control whereby any one person or entity acquires or beneficially owns more than fifty percent (50%) of Bank's or Redding Bancorp's outstanding capital stock, or whereby upon any merger, consolidation, transfer or sale, the Board of Directors of Bank is not controlled by individuals who, prior to such merger, consolidation, transfer or sale, were members of the Board of Directors of Bank. Bank may, at its sole option:

                (a) Assign this Agreement, and all rights and obligations under it, to any business entity which succeeds to all or substantially all of the Bank's business through any such Change of Control.

                (b) Upon an assignment of this Agreement as hereinabove set forth, Bank shall be unconditionally released from all of its duties and obligations hereunder, provided that the assignee shall expressly and unconditionally assume and agree to perform all of the duties and obligations of Bank required by this Agreement; or on at least sixty (60) days' prior written notice to Executive, Bank may


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terminate this Agreement, effective on the date of the Change of Control. In the event of the termination of Executive, upon Change of Control, or within twenty-four (24) months of the effective date of any such Change of Control, Executive shall be entitled to receive those benefits provided for in Section 5(c) of this Agreement.

        7. DISCLOSURE OF CONFIDENTIAL INFORMATION: Executive acknowledges that the Bank possesses methods of operation and information concerning its business affairs which are valuable, special, and unique assets of the Bank's business. Without prior written approval of the Bank, Executive agrees not to disclose, during or after the term of his employment, any such information, or any part thereof, to any bank, person, firm, corporation, association, or other entity for any reason or purpose whatsoever. This information shall include, but not be limited to, Bank practices, methods of operation, financial position, financial dealings and customer lists. Further, Executive agrees not to disclose except as required in the normal conduct of Bank's business, during or after the term of his employment, any customer's names, customer relationships with others, customer's financial position, or the existence, balance, or amounts of loans, accounts or other customer dealings with Bank. This provision may be enforced either through injunction or specific performance of this Agreement by the Bank.

        8. NOTICE OF VOLUNTARY TERMINATION: Executive covenants and agrees that in the event Executive shall resign or voluntarily terminate his employment with the Bank, Executive shall give to the Bank ninety (90) days' prior written notice of such termination or resignation.

        9. SOLICITATION OF BANK CUSTOMERS: Executive agrees that in the event that his employment with the Bank shall terminate for any reason, he shall not, for a period of one (1) year, make known to, or call on, solicit or take away, or attempt to call on, solicit or take away on behalf of any person, firm or corporation which is in competition, either directly or indirectly, with the Bank, any existing customers of the Bank or individuals or entities with whom the Bank is negotiating for the Bank's services. This provision may be enforced either through injunction or specific performance of this Agreement by the Bank.

                In the event of a Change of Control, if his employment is terminated, or upon Executive's Termination for Cause, Executive shall be unconditionally released from all of his duties and obligations under this paragraph.

        10. EXECUTION OF THIS AGREEMENT: The execution of this Employment Agreement by the Bank was authorized at the Board of Directors Meeting held on April 17, 2001.

        11. MISCELLANEOUS:

                (a) NOTICES: Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of the date of mailing.


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                (b) ASSIGNMENT: The provisions of this Agreement shall inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns. Without limiting the generality of this foregoing, nothing herein shall prevent Bank from assigning this Agreement to any affiliate of Bank; provided, however, that no such assignment shall (unless the Executive shall so agree in writing) release Bank of liability directly to the Executive for the due performance of all of the terms, covenants and conditions of this Agreement to be complied with and performed by Bank. The term "affiliate", as used herein, shall mean any corporation, firm, partnership or other entity controlling, controlled by or under common control with Bank. The obligations of the Executive under this Agreement shall be personal and not assignable or delegable by him in any manner whatsoever.

                (c) NEGOTIATION, MEDIATION AND ARBITRATION: The parties will attempt in good faith to resolve promptly any dispute, controversy, or claim arising out of or relating to this Agreement or any claimed breach thereof by direct negotiation between principals of the parties who have authority to settle the controversy. To facilitate such negotiations, it is agreed that a disputing party shall give the other party written notice of the dispute providing reasonable particularity with respect to all issues deemed to be controverted or disputed. Within ten (10) days after such notice is given, the principals of the parties shall meet at a mutually acceptable time and place, and thereafter as often as those individuals reasonably deem necessary to exchange relevant information and attempt to resolve all disputes.

                        If the disputes have not been resolved within thirty
(30) days after the disputing party gives notice, or if the party receiving notice declines to meet, either party may initiate mediation of the controversy, claim or dispute in accordance with the following mediation provisions. Upon failure of the negotiations as set forth above, the parties to this contract agree to mediate any dispute, controversy or claim arising out of this Agreement prior to resorting to arbitration as hereinafter provided. Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute, but who is not empowered to impose a settlement on the parties. The parties shall attempt to mutually agree upon an impartial mediator, which mediator shall be appointed jointly and compensated equally by the parties. In the event the parties are unable to agree on an impartial mediator, then and in that event each party shall submit to the other a list with five (5) names of attorneys or retired judges who practice in Northern California, and who have no ongoing professional or business relationship with either of the parties. From the lists, the parties shall, beginning with the Bank, cross unacceptable names from the list until such time as two (2) potential mediators remain. The potential remaining mediators shall then be contacted to determine if they are available and willing to act as mediator. In the event that both are willing and able to act as mediator, the mediator shall be chosen alphabetically, with the mediator's last name serving as the alphabetical basis for choice. Should none of the original list of mediators be available, new lists shall be prepared and the process again undertaken.

                        Following mediation or in the event that for any reason no mediation has been held, all disputes, controversies or claims must be resolved by binding arbitration as hereinafter set forth.


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                If a party commences an arbitration based on a dispute or claim as to which this section applies, without first attempting to resolve the matter through mediation as above provided, then and in that event, such party shall not be entitled to recover attorney's fees, costs or expert fees, even if they would otherwise be available to that party in any such arbitration.

                Executive and Bank agree that any dispute, controversy or claim, in law or equity, arising between themselves out of this Agreement or the employment or termination of Executive which is not settled through mediation must be decided by neutral binding arbitration and not be court action, except as provided by California Law for Judicial Review of Arbitration Proceedings.

                Arbitration shall be conducted under and pursuant to the provisions of California Code of Civil Procedure Section 1280, et seq., including the provisions of Section 1283.05, as are in effect at the time of the arbitration, and judgment may be entered on the award as therein provided.

                If any party refuses or neglects to appear at or participate in arbitration after reasonable notice, the arbitrator may decide the controversy in accordance with whatever evidence is presented by the party or parties who do participate. The arbitrator may award any remedy that is just and equitable in the arbitrator's opinion. The arbitrator shall award to the prevailing party or parties such sums as are proper to compensate for the time, expense, and trouble of arbitration, including arbitration fees, attorney fees and costs, and expert fees.

                Except as awarded by the arbitrator as hereinabove set forth, all fees to the arbitrator shall be paid in equal shares by the parties to the arbitration.

        (d) ATTORNEY'S FEES AND COSTS: If any action at law or in equity, including arbitration, is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and expert witness fees, in addition to any other relief to which that party may be entitled.

        (e) ENTIRE AGREEMENT: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by the Bank, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

        (f) MODIFICATIONS: Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

        (g) EFFECT OF WAIVER: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.


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

                (h) PARTIAL INVALIDITY: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

                (i) GOVERNING LAW: The formation, construction, and performance of this Agreement shall be construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties have executed this Agreement to be effective the date first above written.

REDDING BANCORP                             REDDING BANK OF COMMERCE

BY /s/ Robert C. Anderson                   BY /s/ Robert C. Anderson
  ---------------------------------           ----------------------------------
  ROBERT C. ANDERSON,                         ROBERT C. ANDERSON,
  CHAIRMAN                                    CHAIRMAN

BY /s/ David H. Scott                       BY /s/ David H. Scott
  ---------------------------------           ----------------------------------
  DAVID H. SCOTT, SECRETARY                   DAVID H. SCOTT, SECRETARY


EXECUTIVE

/s/ Michael C. Mayer
-----------------------------------
MICHAEL C. MAYER


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                              EMPLOYMENT AGREEMENT
                                 LINDA J. MILES
                                   ---O0O---

        This Employment Agreement (the "Agreement") is made and entered into by and between REDDING BANCORP, a California corporation, and REDDING BANK OF COMMERCE, a California corporation , a wholly owned subsidiary of REDDING BANCORP (collectively the "Bank"), and LINDA J. MILES (the "Executive"). This Agreement is effective with respect to Executive's employment with Redding Bank of Commerce as of January 1, 2001, and with respect to Executive's employment with Redding Bancorp as of May 1, 2001.

        1. EMPLOYMENT, TERM AND DUTIES:

                (a) EMPLOYMENT: The Bank hereby employs Executive as the Executive Vice President and Chief Financial Officer of Redding Bancorp and Redding Bank of Commerce, and Executive accepts such employment.

                (b) DUTIES: Executive shall be the Executive Vice President and Chief Financial Officer of the Bank, and in that capacity shall perform the duties customarily performed in such offices and agrees to discharge the same faithfully and to the best of her ability and in keeping with the highest and best standards of the banking industry, subject to the policies and procedures of the Bank and to the authority of the Board of Directors of the Bank. Executive shall hold and perform all the responsibilities and duties prescribed by the Board and by the Bylaws of the Bank. Executive shall devote her full business time and attention to the business and affairs of the Bank and shall not, during the term of this Agreement, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, major stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Bank.

                        Executive shall have such responsibility and duties and such authority to transact business on behalf of the Bank, as are customarily incident to the office of Executive Vice President and Chief Financial Officer of a financial services holding company and a state chartered banking institution.

        2. TERM: The term of this Agreement shall commence as provided hereinabove and terminate at midnight, December 31, 2005, subject only to earlier termination as hereinafter provided in Section 4, and further subject to extension by mutual agreement in writing between Bank and Executive.

        3. COMPENSATION AND FRINGE BENEFITS:

                (a) SALARY: The Bank agrees to pay to Executive an annual base salary of Ninety-Three Thousand Dollars ($93,000.00), through the remainder of the Term of this Agreement. Executive's salary shall be paid semi-monthly in accordance with the policy of the Bank with respect to payment of all


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employees. The Bank shall deduct from Executive's salary all taxes which may be required to be deducted or withheld under any provision of law now in effect or which may become effective at any time during the Term of this Agreement.

                        Nothing herein shall preclude the Board of Directors of Bank in its discretion from authorizing an increase in base compensation in excess of the amount set forth hereinabove.

                (b) PROFIT SHARING: Executive shall be eligible to participate in the Bank's Profit Sharing Plan as now or in the future adopted by Bank. Profit sharing as currently defined by the Bank's Profit Sharing Plan will be based on pretax earnings that exceed a twenty percent (20%) return on Bank's beginning shareholder equity. Profit sharing for Executive for the calendar year 2001 will be calculated at a rate of one and eighty-three hundredths percent (1.83%) of pretax earnings after a return to shareholders of twenty percent (20%) before any investments, security gains or losses.

                        For years subsequent to 2001, the percentages for calculating profit sharing for Executive shall be established on an annual basis by the Executive Compensation Committee of the Bank, subject to Board of Director approval.

                (c) DISCRETIONARY BONUS: In the sole and absolute discretion of the Board of Directors of Bank, a discretionary annual bonus for the calendar year 2001 of not to exceed Twenty Thousand Dollars ($20,000.00) may be paid to Executive based upon Executive's meeting or exceeding financial performance results established by and in the sole discretion of the Bank's Board of Directors.

                        For years subsequent to 2001, the amount of the discretionary bonus shall be established on an annual basis by the Executive Compensation Committee of the Bank, subject to Board of Director approval.

                (d) FRINGE BENEFITS: The Bank agrees to provide Executive with the following benefits for so long as Executive is employed under this
Agreement:

                        (i) An automobile suitable to Executive's position with the Bank, such automobile having a predetermined value as may, from time to time, be established by the Executive Compensation Committee of the Bank. The Bank shall pay or reimburse Executive for all necessary and customary expenses for such automobile, incurred by Executive in the conduct of the business of the Bank, including maintenance, insurance and expenses of operation. The automobile provided to Executive shall be replaced every three (3) years. Upon termination of this Agreement for any reason, Executive shall be entitled to purchase the automobile which Executive is then using at the Kelley Blue Book wholesale ("Trade In") value of that automobile.

                        (ii) The Bank will sponsor and pay for a proprietary membership and monthly dues in the Riverview Country Club for the use by Executive for business development.

                        (iii) Health and life insurance benefits that are now or may hereafter be provided for all full-time employees of Bank. Executive shall also be entitled to a "key woman" life and disability insurance policy with salary continuation benefits for Executive as such policy and benefits are set forth in the Salary Continuation Agreement between Bank and Executive, dated April 17, 2001.

                        (iv) An annual paid vacation of four (4) weeks, with at least two (2) weeks of such vacation to be taken consecutively. Executive's vacation benefit shall not, without prior written consent of the Bank's Board of Directors, accrue to an amount in excess of six (6) weeks at any time.

                        (v) Executive is authorized to incur necessary and customary expenses in connection with the business of the Bank, including expenses for entertainment, travel, meals, cellular phone, promotional and similar matters. The Bank will pay or reimburse Executive for these expenses upon presentation of appropriate records which verify such expenses.

                        (vi) Executive is authorized to incur necessary and customary expenses which will be reimbursed by the Bank for professional education, publications, seminars, meetings, all as provided for and in accordance with the existing policies of the Bank.

                        (vii) The Bank hereby agrees to and shall, to the maximum extent permitted by law and its By-Laws, indemnify and hold Executive harmless for any acts or decisions made by Executive in good faith while performing services for Bank. To the same extent, Bank will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney's fees and costs, and will pay all court approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding, and in connection with any appeal which has been brought against Executive by reason of her service as an officer or employee of the Bank.

                                The Bank shall further use its best efforts to obtain coverage for Executive (provided that such coverage may be obtained at a reasonable cost) under any liability insurance policy or policies now in force or hereafter obtained during the term of this Agreement that provides coverage for officers, directors or employees of Bank having comparable or lesser status and responsibility.

                        (viii) Other benefits as the Board of Directors approves from time to time.

        4. TERMINATION:

           (a) This agreement shall terminate upon the first to occur of the following events:

                        (i)     The expiration of the term provided for in
                                Section 1; or

                        (ii)    The death of Executive; or

                        (iii) The permanent disability of Executive, as defined in Section 4(b) hereof; or

                        (iv) Termination by the Bank "for cause", as defined in Section 4(c), hereof.

                        (v) Determination by the Bank's Board of Directors that the continued employment of Executive is detrimental to the best interests of the Bank, or for any other reason whatsoever as determined by the Bank's Board of Directors in their sole and absolute discretion.

           (b) DISABILITY: As used in this Employment Agreement, "Permanent Disability" shall mean six (6) months of substantially continuous disability. Disability shall be deemed "substantially continuous" if, as a practical matter, Executive by reason of her mental or physical health, is unable to sustain reasonably long periods of substantial performance of her duties. Frequent long illnesses, though different from the preceding illness and though separated by relatively short periods of performance, shall be deemed to be "substantially continuous". The determination of Executive's disability shall be made by the Bank in good faith after appropriate consultation with physicians who are familiar with Executive's health. In this regard, Executive hereby consents to medical examinations by such physicians and medical consultants as the Bank shall from time to time require.

           (c) CAUSE: As used in this Agreement, "Termination for Cause" shall include, but shall not be limited to, termination due to Executive's: habitual intemperance, drug addiction or abuse; acts involving moral turpitude, conviction of a felony; acts which cause detrimental publicity for the Bank; habitual neglect of duty; willful or gross negligence in carrying out the activities for which employed, including negligence or neglect in carrying out the directions of the Board of Directors, or willful breach of the obligations of Executive to the Bank under this Agreement, or persistent malfeasance, misfeasance or nonfeasance in connection with the performance of Executive's duties.

        5. CONTINUATION OF BENEFITS FOLLOWING TERMINATION: In the event of the termination of this Agreement prior to the end of the Term, Executive shall be entitled to the continuation of certain benefits as follows:

                (a) TERMINATION FOR CAUSE OR AT ELECTION OF EXECUTIVE: In the event of the termination of this Agreement for cause, pursuant to Section 4(a)(iv) of this Agreement, or in the event Executive voluntarily resigns or terminates her employment, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date.

                (b) TERMINATION DUE TO DEATH OR PERMANENT DISABILITY: In the event of the termination of this Agreement due to the death of Executive or permanent disability of Executive, as defined in this Agreement, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment to Executive or, in the event of Executive's death, to Executive's spouse or Beneficiary, those benefits provided pursuant to the Salary Continuation Agreement.

                (c) TERMINATION UPON CHANGE OF CONTROL: In the event of the termination of Executive's employment within twenty-four (24) months of the consummation of a Change of Control of Bank as described in Section 6 of this Agreement, or if, pursuant to an event described in Section 6, Executive's responsibilities and duties are substantially diminished, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under any profit sharing plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment of an amount equal to eighteen (18) months' base salary, together with payment of an amount equal to eighteen (18) months' profit sharing, with the amount of such profit sharing payment to be computed based upon the average profit sharing received by Executive for the three (3) prior calendar years.

                        (vi) Continuation, at the Bank's sole cost and expense, of health insurance benefits then being provided to Executive for the maximum period allowed under the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"), but not to exceed eighteen (18) months.

                        (vii) Payment to Executive or, in the event of Executive's death, to Executive's spouse or beneficiary, of those benefits provided to the Salary Continuation Agreement.

                (d) TERMINATION ON DISCHARGE: In the event of the termination of the Executive's employment pursuant to Section 4(a)(v) of this Agreement, Executive shall be entitled to the following:

                        (i) All salary earned by the Executive prior to the date of termination;

                        (ii) Accrued but unused vacation time to be paid to Executive at the regular rate of pay;

                        (iii) The continuation of any rights accrued under any stock option plan in accordance with the written terms and conditions of that plan;

                        (iv) Payment of any sums due under the Profit Sharing Plan, with the amounts due to be computed to the date of termination and paid pro rata to that date; and

                        (v) Payment to Executive at the time of termination of twelve (12) months' base salary and continuation, at Bank's sole cost and expense, of health insurance benefits then being provided to Executive for a twelve (12) month period following termination.

                        (vi) Payment to Executive or, in the event of Executive's death, to Executive's spouse or beneficiary, of those benefits provided for Early Termination to the Salary Continuation Agreement.

        6. CHANGE OF CONTROL: In the event of a merger or a consolidation where Bank is not the surviving entity, or in the event of a transfer of all or substantially all of the assets of Bank, or in the event of a change in control whereby any one person or entity acquires or beneficially owns more than fifty percent (50%) of Bank's or Redding Bancorp's outstanding capital stock, or whereby upon any merger, consolidation, transfer or sale, the Board of Directors of Bank is not controlled by individuals who, prior to such merger, consolidation, transfer or sale, were members of the Board of Directors of Bank. Bank may, at its sole option:

                (a) Assign this Agreement, and all rights and obligations under it, to any business entity which succeeds to all or substantially all of the Bank's business through any such Change of Control.

                (b) Upon an assignment of this Agreement as hereinabove set forth, Bank shall be unconditionally released from all of its duties and obligations hereunder, provided that the assignee shall expressly and unconditionally assume and agree to perform all of the duties and obligations of Bank required by this Agreement; or on at least sixty (60) days' prior written notice to Executive, Bank may terminate this Agreement, effective on the date of the Change of Control. In the event of the termination of Executive, upon Change of Control, or within twenty-four (24) months of the effective date of any such Change of Control, Executive shall be entitled to receive those benefits provided for in Section 5(c) of this Agreement.

        7. DISCLOSURE OF CONFIDENTIAL INFORMATION: Executive acknowledges that the Bank possesses methods of operation and information concerning its business affairs which are valuable, special, and unique assets of the Bank's business. Without prior written approval of the Bank, Executive agrees not to disclose, during or after the term of her employment, any such information, or any part thereof, to any bank, person, firm, corporation, association, or other entity for any reason or purpose whatsoever. This information shall include, but not be limited to, Bank practices, methods of operation, financial position, financial dealings and customer lists. Further, Executive agrees not to disclose except as required in the normal conduct of Bank's business, during or after the term of her employment, any customer's names, customer relationships with others, customer's financial position, or the existence, balance, or amounts of loans, accounts or other customer dealings with Bank. This provision may be enforced either through injunction or specific performance of this Agreement by the Bank.

        8. NOTICE OF VOLUNTARY TERMINATION: Executive covenants and agrees that in the event Executive shall resign or voluntarily terminate her employment with the Bank, Executive shall give to the Bank ninety (90) days' prior written notice of such termination or resignation.

        9. SOLICITATION OF BANK CUSTOMERS: Executive agrees that in the event that her employment with the Bank shall terminate for any reason, she shall not, for a period of one (1) year, make known to, or call on, solicit or take away, or attempt to call on, solicit or take away on behalf of any person, firm or corporation which is in competition, either directly or indirectly, with the Bank, any existing customers of the Bank or individuals or entities with whom the Bank is negotiating for the Bank's services. This provision may be enforced either through injunction or specific performance of this Agreement by the Bank.

                In the event of a Change of Control, Executive shall be unconditionally released from all of her duties and obligations under this paragraph.

        10. EXECUTION OF THIS AGREEMENT: The execution of this Employment Agreement by the Bank was authorized at the Board of Directors Meeting held on April 17, 2001.

        11. MISCELLANEOUS:

                (a) NOTICES: Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of the date of mailing.

                (b) ASSIGNMENT: The provisions of this Agreement shall inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns. Without limiting the generality of this foregoing, nothing herein shall prevent Bank from assigning this Agreement to any affiliate of Bank; provided, however, that no such assignment shall (unless the Executive shall so agree in writing) release Bank of liability directly to the Executive for the due performance of all of the terms, covenants and conditions of this Agreement to be complied with and performed by Bank. The term "affiliate", as used herein, shall mean any corporation, firm, partnership or other entity controlling, controlled by or under common control with Bank. The obligations of the Executive under this Agreement shall be personal and not assignable or delegable by her in any manner whatsoever.

                (c) NEGOTIATION, MEDIATION AND ARBITRATION: The parties will attempt in good faith to resolve promptly any dispute, controversy, or claim arising out of or relating to this Agreement or any claimed breach thereof by direct negotiation between principals of the parties who have authority to settle the controversy. To facilitate such negotiations, it is agreed that a disputing party shall give the other party written notice of the dispute providing reasonable particularity with respect to all issues deemed to be controverted or disputed. Within ten (10) days after such notice is given, the principals of the parties shall meet at a mutually acceptable time and place, and thereafter as often as those individuals reasonably deem necessary to exchange relevant information and attempt to resolve all disputes.

                        If the disputes have not been resolved within thirty
(30) days after the disputing party gives notice, or if the party receiving notice declines to meet, either party may initiate mediation of the controversy, claim or dispute in accordance with the following mediation provisions. Upon failure of the negotiations as set forth above, the parties to this contract agree to mediate any dispute, controversy or claim arising out of this Agreement prior to resorting to arbitration as hereinafter provided. Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute, but who is not empowered to impose a settlement on the parties. The parties shall attempt to mutually agree upon an impartial mediator, which mediator shall be appointed jointly and compensated equally by the parties. In the event the parties are unable to agree on an impartial mediator, then and in that event each party shall submit to the other a list with five (5) names of attorneys or retired judges who practice in Northern California, and who have no ongoing professional or business relationship with either of the parties. From the lists, the parties shall, beginning with the Bank, cross unacceptable names from the list until such time as two (2) potential mediators remain. The potential remaining mediators shall then be contacted to determine if they are available and willing to act as mediator. In the event that both are willing and able to act as mediator, the mediator shall be chosen alphabetically, with the mediator's last name serving as the alphabetical basis for choice. Should none of the original list of mediators be available, new lists shall be prepared and the process again undertaken.

                        Following mediation or in the event that for any reason no mediation has been held, all disputes, controversies or claims must be resolved by binding arbitration as hereinafter set forth.

                        If a party commences an arbitration based on a dispute or claim as to which this section applies, without first attempting to resolve the matter through mediation as above provided, then and in that event, such party shall not be entitled to recover attorney's fees, costs or expert fees, even if they would otherwise be available to that party in any such arbitration.

                        Executive and Bank agree that any dispute, controversy or claim, in law or equity, arising between themselves out of this Agreement or the employment or termination of Executive which is not settled through mediation must be decided by neutral binding arbitration and not be court action, except as provided by California Law for Judicial Review of Arbitration Proceedings.

                        Arbitration shall be conducted under and pursuant to the provisions of California Code of Civil Procedure Section 1280, et seq., including the provisions of Section 1283.05, as are in effect at the time of the arbitration, and judgment may be entered on the award as therein provided.

                        If any party refuses or neglects to appear at or participate in arbitration after reasonable notice, the arbitrator may decide the controversy in accordance with whatever evidence is presented by the party or parties who do participate. The arbitrator may award any remedy that is just and equitable in the arbitrator's opinion. The arbitrator shall award to the prevailing party or parties such sums as are proper to compensate for the time, expense, and trouble of arbitration, including arbitration fees, attorney fees and costs, and expert fees.

                        Except as awarded by the arbitrator as hereinabove set forth, all fees to the arbitrator shall be paid in equal shares by the parties to the arbitration.

                (d) ATTORNEY'S FEES AND COSTS: If any action at law or in equity, including arbitration, is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and expert witness fees, in addition to any other relief to which that party may be entitled.

                (e) ENTIRE AGREEMENT: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by the Bank, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

                (f) MODIFICATIONS: Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

                (g) EFFECT OF WAIVER: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

                (h) PARTIAL INVALIDITY: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

                (i) GOVERNING LAW: The formation, construction, and performance of this Agreement shall be construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties have executed this Agreement to be effective the date first above written.

REDDING BANCORP                             REDDING BANK OF COMMERCE

BY /s/ Robert C. Anderson                   BY /s/ Robert C. Anderson
  --------------------------------            ----------------------------------
     ROBERT C. ANDERSON,                         ROBERT C. ANDERSON,
     CHAIRMAN                                           CHAIRMAN

BY /s/ David H. Scott                       BY /s/ David H. Scott
  --------------------------------            ----------------------------------
  DAVID H. SCOTT, SECRETARY                   DAVID H. SCOTT, SECRETARY


EXECUTIVE

/s/ Linda J. Miles
----------------------------------
LINDA J. MILES

                            REDDING BANK OF COMMERCE
                          SALARY CONTINUATION AGREEMENT
                              FOR MICHAEL C. MAYER


        THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is made and entered into effective April 17, 2001, by and between REDDING BANK OF COMMERCE, a California corporation (the "Bank"), and MICHAEL C. MAYER (the "Executive").

                                  INTRODUCTION

        The Bank, desiring to encourage the Executive to remain as an employee, is desirous of providing salary continuation benefits to the Executive as are set forth in this Salary Continuation Agreement. The Bank will pay such benefits from its general assets.

                                    ARTICLE 1
                                   DEFINITIONS

        1. DEFINITIONS: Whenever used in this Agreement, the following words and phrases shall have the meanings specified hereinafter:

                1.1 "CHANGE OF CONTROL" means a merger or a consolidation where either Redding Bank of Commerce or Redding Bancorp (the "Bank") is not the surviving entity, or in the event of a transfer of all or substantially all of the assets of Bank, or in the event of a change in control whereby any one person or entity acquires or beneficially owns more than fifty percent (50%) of the Bank's outstanding capital stock or whereby upon any merger, consolidation, transfer or sale, the Board of Directors of Bank is not controlled by individuals who, prior to such merger, consolidation, transfer or sale, were members of the Board of Directors of Bank.

                1.2 "CODE" means the Internal Revenue Code of 1986, as from time to time amended.

                1.3 "DISABILITY" means, if the Executive is covered by a Bank-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Bank, prevents the Executive from performing substantially all of the Executive's normal duties for the Bank. As a condition to receiving any Disability benefits, the Bank may require the Executive to submit to such physical or mental evaluations and tests as the Bank's Board of Directors deems appropriate and reasonable.

                1.4 "EARLY TERMINATION" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

                1.5 "EARLY TERMINATION DATE" means the month, day and year in which Early Termination occurs.

                1.6 "EFFECTIVE DATE" means April 17, 2001.

                1.7 "EXECUTIVE BENEFICIARY" means the beneficiary designated by Executive pursuant to Article 4.1.

                1.8 "NORMAL RETIREMENT AGE" means the Executive's 61st birthday.

                1.9 "NORMAL RETIREMENT DATE" means the later of the Normal Retirement Age or Termination of Employment.

                1.10 "PLAN YEAR" means a twelve (12) month period commencing on April 1 and ending on March 31 of each year. The initial Plan Year shall commence on the effective date of this Agreement.

                1.11 "TERMINATION FOR CAUSE" As defined in Article 5.

                1.12 "TERMINATION OF EMPLOYMENT" means that the Executive ceases to be employed by the Bank for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Bank.

                                    ARTICLE 2
                                    BENEFITS

        2.1 NORMAL RETIREMENT BENEFIT. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Bank shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

                2.1.1 AMOUNT OF BENEFIT. The annual benefit to be paid to Executive under this Section 2.1 is One Hundred Fifty Thousand Dollars ($150,000.00). The Bank's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1; however, any increase shall require the recalculation of Schedule A attached hereto.

                2.1.2 PAYMENT OF BENEFIT. The Bank shall pay the annual benefit to the Executive in twelve (12) equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date. The annual benefit shall be paid to the Executive for life.

                2.1.3 BENEFIT INCREASES. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Bank's Board of Directors, in its sole discretion, may increase the Normal Retirement Benefit.

        2.2 EARLY TERMINATION BENEFIT. Upon Early Termination, the Bank shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                2.2.1 AMOUNT OF BENEFIT. The benefit to be paid to Executive under this Section 2.2 is the Early Termination Lump Sum set forth on Schedule A for the Plan Year ending immediately prior to the Early Termination Date. This benefit is determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance set forth on Schedule A. The Bank's Board of Directors, in its sole discretion, may, at any time, increase the annual benefit under this
Section 2.2.1; however, any such increase shall require the recalculation of Schedule A.

                2.2.2 PAYMENT OF BENEFIT. The Bank shall pay this benefit to the Executive in a lump sum within sixty (60) days following Early Termination.

        2.3 DISABILITY BENEFIT. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

                2.3.1 AMOUNT OF BENEFIT. The benefit under this Section 2.3 is the Disability Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the date in which the Termination of Employment occurs (provided, however, that for Termination of Employment due to disability during the first plan year, the benefit shall be the Disability Annual Benefit set forth in Schedule A for Plan Year 1). The Bank's Board of Directors, in its sole discretion, may, at any time, increase the annual benefit under this Section 2.3.1; however, any such increase shall require the recalculation of Schedule A.

                2.3.2 PAYMENT OF BENEFIT. The Bank shall pay this annual benefit to the Executive in twelve (12) monthly installments payable on the first day of each month commencing with the month following the Executive's termination of employment due to disability. The annual benefit shall be paid to the Executive for life.

        2.4 CHANGE OF CONTROL BENEFIT. Upon a Change of Control, the Bank shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

                2.4.1 AMOUNT OF BENEFIT. The benefit under this Section 2.4 is the Change of Control Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the date in which a Change of Control occurs (provided, however, that for a Change of Control during the first plan year, the benefit shall be the Change of Control Annual Benefit set forth in Schedule A for Plan Year 1).

                2.4.2 PAYMENT OF BENEFIT. The Bank shall pay this annual benefit to the Executive in twelve (12) monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Age. The annual benefit shall be paid to the Executive for life.

                2.4.3 EXCESS PARACHUTE PAYMENT. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

        3.1 DEATH DURING ACTIVE SERVICE. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

                3.1.1 AMOUNT OF BENEFIT. The annual benefit under this Section
3.1 is the Normal Retirement Benefit amount described in Section 2.1.1.

                3.1.2 PAYMENT OF BENEFIT. The Bank shall pay the annual benefit to the Executive's Beneficiary in twelve (12) equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's Beneficiary for a period of twenty (20) years.

        3.2 DEATH DURING PAYMENT OF A LIFETIME BENEFIT. If the Executive dies after any lifetime benefit payments have commenced under this Agreement but before receiving all such payments, the Bank shall pay those benefits to the Executive's Beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived, provided however that any such beneficiary shall be paid for a period of time not exceeding twenty (20) years from the date that any such benefit was first paid. (eg. If the Executive had been receiving a lifetime benefit for a period of six (6) years before the Executive's death, then and in that event the Executive's Beneficiary would be entitled to receive that benefit for an additional fourteen (14) years.

        3.3 DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE PAYMENT OF A LIFETIME BENEFIT COMMENCES. If the Executive is entitled to a lifetime benefit under this Agreement, but dies prior to the commencement of said benefit payments, the Bank shall pay the same benefit payments to the Executive's Beneficiary that the Executive was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Executive's death and shall continue for a period of twenty (20) years.

                                    ARTICLE 4
                                  BENEFICIARIES

        4.1 BENEFICIARY DESIGNATIONS. The Executive shall designate a beneficiary ("Executive Beneficiary") by filing a written beneficiary designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Bank during the Executive's lifetime.

                The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the executive dies without a valid beneficiary, all payments which would have been paid to Executive Beneficiary shall be made to the Executive's estate.

        4.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incapacitated person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

        5.1 TERMINATION FOR CAUSE. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement if the Bank terminates the Executive's employment for:

                (a) Habitual intemperance or drug addiction or abuse;

                (b) Commission of a felony, or acts involving moral turpitude;

                (c) Acts which cause detrimental publicity for the Bank;

                (d) Habitual neglect of duty, willful or gross negligence in carrying out the activities for which employed, including negligence or neglect in carrying out the directions of the Board of Directors, or willful breach of the obligations of Executive to the Bank, including persistant, malfeasance, misfeasance or nonfeasance in connection with the performance of Executive's duties.

        5.2 SUICIDE OR MISSTATEMENT. The Bank shall not pay any benefit under this Agreement if the Executive commits suicide within three (3) years after the date of this Agreement. In addition, the Bank shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact on an employment application or resume provided to the Bank, or on any application for any benefits provided by the Bank to the Executive.


                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

        6.1 CLAIMS PROCEDURE. The Bank shall notify any person or entity that makes a claim under this Agreement (the "Claimant') in writing, within ninety
(90) days of Claimant's written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Bank determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which review must be requested. If the Bank determines that there are special circumstances requiring additional time to make a decision, the Bank shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety (90) days.

        6.2 REVIEW PROCEDURE. If the Claimant is determined by the Bank not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Bank by filing a petition for review with the Bank within sixty (60) days after receipt of the notice issued by the Bank. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Bank of the petition, the Bank shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Bank verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Bank shall notify the Claimant of its decision in writing within the sixty (60) day period, stating the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) days at the election of the Bank, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                     NEGOTIATION, MEDIATION AND ARBITRATION

        7.1 NEGOTIATION AND MEDIATION. The parties will attempt in good faith to resolve promptly any dispute, controversy, or claim arising out of or relating to this Agreement or any claimed breach thereof not resolved by the Claims and Review Procedures of Article 6 of this Agreement, by direct negotiation between principals of the parties who have authority to settle the controversy. To facilitate such negotiations, it is agreed that a disputing party shall give the other party written notice of the dispute providing reasonable particularity with respect to all issues deemed to be controverted or disputed. Within ten
(10) days after such notice is given, the principals of the parties shall meet at a mutually acceptable time and place, and thereafter as often as those individuals reasonably deem necessary to exchange relevant information and attempt to resolve all disputes.

                If the disputes have not been resolved by negotiation within sixty (60) days after the disputing party gives notice, or if the party receiving notice declines to meet, either party may initiate mediation of the controversy, claim or dispute in accordance with the following mediation provisions. Upon failure of the negotiations as set forth above, the parties to this contract agree to mediate any dispute, controversy or claim arising out of this Agreement prior to resorting to arbitration as hereinafter provided. Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute, but who is not empowered to impose a settlement on the parties. The parties shall attempt to mutually agree upon an impartial mediator, which mediator shall be appointed jointly and compensated equally by the parties. In the event the parties are unable to agree on an impartial mediator, then and in that event each party shall submit to the other a list with five (5) names of attorneys or retired judges who practice in Northern California, and who have no ongoing professional or business relationship with either of the parties. From the lists, the parties shall alternately, beginning with the Bank, cross unacceptable names from the list until such time as two (2) potential mediators remain. The potential remaining mediators shall then be contacted to determine if they are available and willing to act as mediator. In the event that both are willing and able to act as mediator, the mediator shall be chosen alphabetically, with the mediator's last name serving as the alphabetical basis for choice. Should none of the original list of mediators be available, new lists shall be prepared and the process again undertaken.

        7.2 ARBITRATION. Following mediation or in the event that for any reason no mediation has been held, any and all remaining disputes, controversies or claims must be resolved by binding arbitration as hereinafter set forth.

        If a party commences an arbitration based on a dispute or claim as to which this section applies, without first attempting to resolve the matter through mediation as above provided, then and in that event, such party shall not be entitled to recover attorney's fees, costs or expert fees, even if they would otherwise be available to that party in any such arbitration.

        Executive and Bank agree that any dispute, controversy or claim, in law or equity, arising between themselves out of this Salary Continuation Agreement or the employment or termination of Executive which is not settled through mediation must be decided by neutral binding arbitration and not by court action, except as provided by California Law for Judicial Review of Arbitration Proceedings.

        Arbitration shall be conducted under and pursuant to the provisions of California Code of Civil Procedure Section 1280, et seq., including the provisions of Section 1283.05, as are in effect at the time of the arbitration, and judgment may be entered on the award as therein provided.

        If any party refuses or neglects to appear at or participate in arbitration after reasonable notice, the arbitrator may decide the controversy in accordance with whatever evidence is presented by the party or parties who do participate. The arbitrator may award any remedy that is just and equitable in the arbitrator's opinion. The arbitrator shall award to the prevailing party or parties such sums as are proper to compensate for the time, expense, and trouble of arbitration, including arbitration fees, attorney fees and costs, and expert fees.

        Except as awarded by the arbitrator as hereinabove set forth, all fees to the arbitrator shall be paid in equal shares by the parties to the arbitration.

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION

        This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive. Notwithstanding the preceding, the Bank may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of this Agreement would: (i) cause benefits to be taxable to the Executive prior to actual receipt; or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying any provided benefits).

                                    ARTICLE 9
                                  MISCELLANEOUS

        9.1 BINDING EFFECT. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, successors, administrators and transferees.

        9.2 NO GUARANTEE OF EMPLOYMENT. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

        9.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

        9.4 REORGANIZATION. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement or unless any such activity would constitute a Change of Control. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor company.

        9.5 TAX WITHHOLDING. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

        9.6 APPLICABLE LAW. The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

        9.7 UNFUNDED ARRANGEMENT. The Executive and the Executive Beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Bank to which the Executive and Executive Beneficiary have no preferred or secured claim.

        9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue this Agreement other than those specifically set forth herein.

        9.9 ADMINISTRATION. The Bank shall have powers which are necessary to administer this Agreement, including but not limited to:


                (a) Establishing and revising the method of accounting for the Agreement;

                (b) Maintaining a record of benefit payments; and

                (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

        9.10 NAMED FIDUCIARY. The Bank shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

        9.11 ATTORNEY'S FEES AND COSTS. If any action at law or in equity, including arbitration, is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and expert witness fees, in addition to any other relief to which that party may be entitled.

        IN WITNESS WHEREOF, the Executive and the Bank have signed this Agreement.

EXECUTIVE:                                  BANK:

                                            REDDING BANCORP

/s/ Michael C. Mayer                        BY /s/ Robert C. Anderson
-----------------------------------         ------------------------------------
MICHAEL C. MAYER                            ROBERT C. ANDERSON
                                                 CHAIRMAN

                                            BY /s/ David H. Scott
                                              ----------------------------------
                                              DAVID H. SCOTT, SECRETARY

                                            REDDING BANK OF COMMERCE

                            REDDING BANK OF COMMERCE
                          SALARY CONTINUATION AGREEMENT
                               FOR LINDA J. MILES


        THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is made and entered into effective April 17, 2001, by and between REDDING BANK OF COMMERCE, a California corporation (the "Bank"), and LINDA J. MILES (the "Executive").

                                  INTRODUCTION

        The Bank, desiring to encourage the Executive to remain as an employee, is desirous of providing salary continuation benefits to the Executive as are set forth in this Salary Continuation Agreement. The Bank will pay such benefits from its general assets.

                                    ARTICLE 1
                                   DEFINITIONS

        1. DEFINITIONS: Whenever used in this Agreement, the following words and phrases shall have the meanings specified hereinafter:

                1.1 "CHANGE OF CONTROL" means a merger or a consolidation where either Redding Bank of Commerce or Redding Bancorp (the "Bank") is not the surviving entity, or in the event of a transfer of all or substantially all of the assets of Bank, or in the event of a change in control whereby any one person or entity acquires or beneficially owns more than fifty percent (50%) of the Bank's outstanding capital stock or whereby upon any merger, consolidation, transfer or sale, the Board of Directors of Bank is not controlled by individuals who, prior to such merger, consolidation, transfer or sale, were members of the Board of Directors of Bank.

                1.2 "CODE" means the Internal Revenue Code of 1986, as from time to time amended.

                1.3 "DISABILITY" means, if the Executive is covered by a Bank-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Bank, prevents the Executive from performing substantially all of the Executive's normal duties for the Bank. As a condition to receiving any Disability benefits, the Bank may require the Executive to submit to such physical or mental evaluations and tests as the Bank's Board of Directors deems appropriate and reasonable.

                1.4 "EARLY TERMINATION" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change of Control.

                1.5 "EARLY TERMINATION DATE" means the month, day and year in which Early Termination occurs.

                1.6 "EFFECTIVE DATE" means April 17, 2001.

                1.7 "EXECUTIVE BENEFICIARY" means the beneficiary designated by Executive pursuant to Article 4.1.

                1.8 "NORMAL RETIREMENT AGE" means the Executive's 61st birthday.

        1.9 "NORMAL RETIREMENT DATE" means the later of the Normal Retirement Age or Termination of Employment.

        1.10 "PLAN YEAR" means a twelve (12) month period commencing on April 1 and ending on March 31 of each year. The initial Plan Year shall commence on the effective date of this Agreement.

        1.11 "TERMINATION FOR CAUSE" As defined in Article 5.

        1.12 "TERMINATION OF EMPLOYMENT" means that the Executive ceases to be employed by the Bank for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Bank.


                                    ARTICLE 2
                                    BENEFITS

        2.1 NORMAL RETIREMENT BENEFIT. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Bank shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

                2.1.1 AMOUNT OF BENEFIT. The annual benefit to be paid to Executive under this Section 2.1 is One Hundred Twenty-Five Thousand Dollars ($125,000.00). The Bank's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1; however, any increase shall require the recalculation of Schedule A attached hereto.

                2.1.2 PAYMENT OF BENEFIT. The Bank shall pay the annual benefit to the Executive in twelve (12) equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date. The annual benefit shall be paid to the Executive for life.

                2.1.3 BENEFIT INCREASES. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Bank's Board of Directors, in its sole discretion, may increase the Normal Retirement Benefit.

        2.2 EARLY TERMINATION BENEFIT. Upon Early Termination, the Bank shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                2.2.1 AMOUNT OF BENEFIT. The benefit to be paid to Executive under this Section 2.2 is the Early Termination Lump Sum set forth on Schedule A for the Plan Year ending immediately prior to the Early Termination Date. This benefit is determined by vesting the Executive in one hundred percent (100%) of the Accrual Balance set forth on Schedule A. The Bank's Board of Directors, in its sole discretion, may, at any time, increase the annual benefit under this
Section 2.2.1; however, any such increase shall require the recalculation of Schedule A.

                2.2.2 PAYMENT OF BENEFIT. The Bank shall pay this benefit to the Executive in a lump sum within sixty (60) days following Early Termination.

        2.3 DISABILITY BENEFIT. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

                2.3.1 AMOUNT OF BENEFIT. The benefit under this Section 2.3 is the Disability Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the date in which the Termination of Employment occurs (provided, however, that for Termination of Employment due to disability during the first plan year, the benefit shall be the Disability Annual Benefit set forth in Schedule A for Plan Year 1). The Bank's Board of Directors, in its sole discretion, may, at any time, increase the annual benefit under this Section 2.3.1; however, any such increase shall require the recalculation of Schedule A.

                2.3.2 PAYMENT OF BENEFIT. The Bank shall pay this annual benefit to the Executive in twelve (12) monthly installments payable on the first day of each month commencing with the month following the Executive's termination of employment due to disability. The annual benefit shall be paid to the Executive for life.

        2.4 CHANGE OF CONTROL BENEFIT. Upon a Change of Control, the Bank shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

                2.4.1 AMOUNT OF BENEFIT. The benefit under this Section 2.4 is the Change of Control Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the date in which a Change of Control occurs (provided, however, that for a Change of Control during the first plan year, the benefit shall be the Change of Control Annual Benefit set forth in Schedule A for Plan Year 1).

                2.4.2 PAYMENT OF BENEFIT. The Bank shall pay this annual benefit to the Executive in twelve (12) monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Age. The annual benefit shall be paid to the Executive for life.

                2.4.3 EXCESS PARACHUTE PAYMENT. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

        3.1 DEATH DURING ACTIVE SERVICE. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

                3.1.1 AMOUNT OF BENEFIT. The annual benefit under this Section
3.1 is the Normal Retirement Benefit amount described in Section 2.1.1.

                3.1.2 PAYMENT OF BENEFIT. The Bank shall pay the annual benefit to the Executive's Beneficiary in twelve (12) equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's Beneficiary for a period of twenty (20) years.

        3.2 DEATH DURING PAYMENT OF A LIFETIME BENEFIT. If the Executive dies after any lifetime benefit payments have commenced under this Agreement but before receiving all such payments, the Bank shall pay those benefits to the Executive's Beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived, provided however that any such beneficiary shall be paid for a period of time not exceeding twenty (20) years from the date that any such benefit was first paid. (eg. If the Executive had been receiving a lifetime benefit for a period of six (6) years before the Executive's death, then and in that event the Executive's Beneficiary would be entitled to receive that benefit for an additional fourteen (14) years.

        3.3 DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE PAYMENT OF A LIFETIME BENEFIT COMMENCES. If the Executive is entitled to a lifetime benefit under this Agreement, but dies prior to the commencement of said benefit payments, the Bank shall pay the same benefit payments to the Executive's Beneficiary that the Executive was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Executive's death and shall continue for a period of twenty (20) years.

                                    ARTICLE 4
                                  BENEFICIARIES

        4.1 BENEFICIARY DESIGNATIONS. The Executive shall designate a beneficiary ("Executive Beneficiary") by filing a written beneficiary designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Bank during the Executive's lifetime.

                The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the executive dies without a valid beneficiary, all payments which would have been paid to Executive Beneficiary shall be made to the Executive's estate.

        4.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incapacitated person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

        5.1 TERMINATION FOR CAUSE. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement if the Bank terminates the Executive's employment for:

                (a) Habitual intemperance or drug addiction or abuse;

                (b) Commission of a felony, or acts involving moral turpitude;

                (c) Acts which cause detrimental publicity for the Bank;

                (d) Habitual neglect of duty, willful or gross negligence in carrying out the activities for which employed, including negligence or neglect in carrying out the directions of the Board of Directors, or willful breach of the obligations of Executive to the Bank, including persistant, malfeasance, misfeasance or nonfeasance in connection with the performance of Executive's duties.

        5.2 SUICIDE OR MISSTATEMENT. The Bank shall not pay any benefit under this Agreement if the Executive commits suicide within three (3) years after the date of this Agreement. In addition, the Bank shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact on an employment application or resume provided to the Bank, or on any application for any benefits provided by the Bank to the Executive.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

        6.1 CLAIMS PROCEDURE. The Bank shall notify any person or entity that makes a claim under this Agreement (the "Claimant') in writing, within ninety
(90) days of Claimant's written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Bank determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which review must be requested. If the Bank determines that there are special circumstances requiring additional time to make a decision, the Bank shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety (90) days.

        6.2 REVIEW PROCEDURE. If the Claimant is determined by the Bank not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Bank by filing a petition for review with the Bank within sixty (60) days after receipt of the notice issued by the Bank. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Bank of the petition, the Bank shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Bank verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Bank shall notify the Claimant of its decision in writing within the sixty (60) day period, stating the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) days at the election of the Bank, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                     NEGOTIATION, MEDIATION AND ARBITRATION

        7.1 NEGOTIATION AND MEDIATION. The parties will attempt in good faith to resolve promptly any dispute, controversy, or claim arising out of or relating to this Agreement or any claimed breach thereof not resolved by the Claims and Review Procedures of Article 6 of this Agreement, by direct negotiation between principals of the parties who have authority to settle the controversy. To facilitate such negotiations, it is agreed that a disputing party shall give the other party written notice of the dispute providing reasonable particularity with respect to all issues deemed to be controverted or disputed. Within ten
(10) days after such notice is given, the principals of the parties shall meet at a mutually acceptable time and place, and thereafter as often as those individuals reasonably deem necessary to exchange relevant information and attempt to resolve all disputes.

                If the disputes have not been resolved by negotiation within sixty (60) days after the disputing party gives notice, or if the party receiving notice declines to meet, either party may initiate mediation of the controversy, claim or dispute in accordance with the following mediation provisions. Upon failure of the negotiations as set forth above, the parties to this contract agree to mediate any dispute, controversy or claim arising out of this Agreement prior to resorting to arbitration as hereinafter provided. Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute, but who is not empowered to impose a settlement on the parties. The parties shall attempt to mutually agree upon an impartial mediator, which mediator shall be appointed jointly and compensated equally by the parties. In the event the parties are unable to agree on an impartial mediator, then and in that event each party shall submit to the other a list with five (5) names of attorneys or retired judges who practice in Northern California, and who have no ongoing professional or business relationship with either of the parties. From the lists, the parties shall alternately, beginning with the Bank, cross unacceptable names from the list until such time as two (2)


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

potential mediators remain. The potential remaining mediators shall then be contacted to determine if they are available and willing to act as mediator. In the event that both are willing and able to act as mediator, the mediator shall be chosen alphabetically, with the mediator's last name serving as the alphabetical basis for choice. Should none of the original list of mediators be available, new lists shall be prepared and the process again undertaken.

        7.2 ARBITRATION. Following mediation or in the event that for any reason no mediation has been held, any and all remaining disputes, controversies or claims must be resolved by binding arbitration as hereinafter set forth.

                If a party commences an arbitration based on a dispute or claim as to which this section applies, without first attempting to resolve the matter through mediation as above provided, then and in that event, such party shall not be entitled to recover attorney's fees, costs or expert fees, even if they would otherwise be available to that party in any such arbitration.

                Executive and Bank agree that any dispute, controversy or claim, in law or equity, arising between themselves out of this Salary Continuation Agreement or the employment or termination of Executive which is not settled through mediation must be decided by neutral binding arbitration and not by court action, except as provided by California Law for Judicial Review of Arbitration Proceedings.

                Arbitration shall be conducted under and pursuant to the provisions of California Code of Civil Procedure Section 1280, et seq., including the provisions of Section 1283.05, as are in effect at the time of the arbitration, and judgment may be entered on the award as therein provided.

                If any party refuses or neglects to appear at or participate in arbitration after reasonable notice, the arbitrator may decide the controversy in accordance with whatever evidence is presented by the party or parties who do participate. The arbitrator may award any remedy that is just and equitable in the arbitrator's opinion. The arbitrator shall award to the prevailing party or parties such sums as are proper to compensate for the time, expense, and trouble of arbitration, including arbitration fees, attorney fees and costs, and expert fees.

                Except as awarded by the arbitrator as hereinabove set forth, all fees to the arbitrator shall be paid in equal shares by the parties to the arbitration.

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION

        This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive. Notwithstanding the preceding, the Bank may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of this Agreement would: (i) cause benefits to be taxable to the Executive prior to actual receipt; or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying any provided benefits).


                                    ARTICLE 9
                                  MISCELLANEOUS

        9.1 BINDING EFFECT. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, successors, administrators and transferees.

        9.2 NO GUARANTEE OF EMPLOYMENT. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

        9.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

        9.4 REORGANIZATION. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement or unless any such activity would constitute a Change of Control. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor company.

        9.5 TAX WITHHOLDING. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

        9.6 APPLICABLE LAW. The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

        9.7 UNFUNDED ARRANGEMENT. The Executive and the Executive Beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Bank to which the Executive and Executive Beneficiary have no preferred or secured claim.

        9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue this Agreement other than those specifically set forth herein.

        9.9 ADMINISTRATION. The Bank shall have powers which are necessary to administer this Agreement, including but not limited to:

                        (a) Establishing and revising the method of accounting for the Agreement;

                        (b)     Maintaining a record of benefit payments; and

                        (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

        9.10 NAMED FIDUCIARY. The Bank shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

        9.11 ATTORNEY'S FEES AND COSTS. If any action at law or in equity, including arbitration, is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and expert witness fees, in addition to any other relief to which that party may be entitled.


        IN WITNESS WHEREOF, the Executive and the Bank have signed this Agreement.

REDDING BANCORP                             REDDING BANK OF COMMERCE

BY /s/ Robert C. Anderson                   BY /s/ Robert C. Anderson
  ---------------------------------           ----------------------------------
  ROBERT C. ANDERSON,                         ROBERT C. ANDERSON,
  CHAIRMAN                                    CHAIRMAN

BY /s/ David H. Scott                       BY /s/ David H. Scott
  ---------------------------------           ----------------------------------
  DAVID H. SCOTT, SECRETARY                   DAVID H. SCOTT, SECRETARY

EXECUTIVE

/s/ Linda J. Miles
-----------------------------------
LINDA J. MILES



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